Exhibit 10.1

FORBEARANCE AND SETTLEMENT AGREEMENT

THIS FORBEARANCE AND SETTLEMENT AGREEMENT (this “Agreement”) dated effective as of July 25, 2022, by and among, Next Frontier Holdings, Inc. (“Next Frontier”), Benuvia Manufacturing Inc., Benuvia Manufacturing, LLC, Benuvia Therapeutics LLC, Benuvia Therapeutics IP LLC, Benuvia, Inc., f/k/a Next Frontier Pharmaceuticals, Inc. (the “Company”), Enotria, Inc., f/k/a Next Frontier Brands US, Inc., Treehouse Biosciences, Inc., Next Frontier UK Ltd, and Biotanica Ltd (collectively, the “Debtors”), and Jupiter Wellness, Inc. (the “Lender”).

RECITALS

WHEREAS, Next Frontier, the Company and Lender are parties to that certain (i) Secured Note Purchase Agreement and the related Secured Promissory Note for $10.2 million in Principal (as amended, modified or otherwise supplemented from time to time, the “First Note”); and (ii) Secured Note Purchase Agreement and the related Secured Promissory Note for $1.0 million in Principal (as amended, modified or otherwise supplemented from time to time, the “Second Note”) (the First Note and the Second Note are referred to herein as the “Notes”);

WHEREAS, Debtors executed and delivered to Lender, a certain Pledge and Security Agreement in favor of Lender (the “Security Agreement” and together with the Notes and other related agreements, collectively the “Transaction Documents”);

WHEREAS, Lender previously sent a letter to the Debtors setting forth inter alia, (i) the defaults under the Transaction Documents and under other related agreements, and (ii) a reservation of Lender’s rights to exercise rights and remedies (the “Default Letter”);

WHEREAS, Debtors have requested that Lender forbear for a period of time with respect to the exercise of rights and remedies based upon the occurrence of the specified events of default (defined in the Default Letter); and

WHEREAS, Lender will agree to Debtor’s request on the terms and conditions set forth in this Agreement to modify the Transaction Documents to resolve the default under the Notes and settle the termination of the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Definitions. All capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the applicable Transaction Documents.

2. Acknowledgements Regarding Specified Events of Default. Debtors acknowledge and agree that Debtors are in receipt of the Default Letter and are in default under the Notes. Each Debtor agrees that by entering into this Agreement, the Lender is not waiving any rights it may have with respect to such existing defaults.

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3. Forbearance and Settlement.

(a) Subject to the terms and conditions contained herein, during the period commencing on the date hereof and ending on the date a payment listed under Section 4(a) below is missed or the date upon which the issuance of the Shares is missed set forth in Section 4(b) below (the “Forbearance Period”), Lender shall forbear from the exercise of its rights and remedies under the Transaction Documents.

(b) Upon the satisfaction of the payments listed under Section 4(a) below in full and the issuance of the Shares in full listed under Section 4(b) below and the satisfaction of all other terms and conditions herein contained, including, but not limited to, the registration rights provided herein, the Notes shall terminate and be extinguished. Payments not made when due under this Agreement shall incur a fee equal to 1.5% of such payment for each 30 days in which such payment is overdue, in addition to all other rights and remedies provided herein or at law or in equity.

4. Forbearance and Settlement Terms.

(a) As consideration for the agreements of the Lender set forth in this Agreement, Debtors agree to pay to the Lender the following: (i) $1,000,000 in cash on or before August 15, 2022; (ii) $1,000,000 in cash on or before September 15, 2022; and (iii) $1,000,000 in cash on or before October 15, 2022 (collectively, the “Forbearance Fee”).

(b) In addition, as consideration for the agreements of the Lender set forth in this Agreement, upon completion of the contemplated SPAC merger, Debtors shall cause the SPAC to issue to the Lender common stock representing8.0% of the Company on a fully-diluted, treasury stock method of share calculation basis (the “Shares”). together with and any other rights provided to any other shareholders in connection with the SPAC’s Form S-4, in exchange for the retirement of the remaining amounts owed to the Lender under the Transaction Documents after Lender’s receipt of the payments listed in 4(a) above. The SPAC shall also deliver to the Lender a corporate legality certification certifying that the Shares are duly authorized and validly issued.

(c) Lender shall have the right to appoint one member to the board of directors of the SPAC as long as it owns at least two-thirds of the shares issued hereunder and such member shall be nominated for inclusion on the Board’s Audit, Compensation, Governance and Nominating Committees.

(d) The Company shall file a Form S-4 with the SEC as soon as practicable after the execution of this Agreement and shall register the Shares within 30 days of the date of effectiveness of the Form S-4. The Company shall complete its SPAC merger as soon as practicable but no later than December 31, 2022.

5. Forbearance Defaults. Each of the following shall constitute a ‘Forbearance Default’ (each a “Forbearance Default”), absent the prior written waiver by Lender:

(a) Lender shall not have received any component of the Forbearance Fee on the dates set forth in Section 4(a) above;

(b) Lender shall not have received the stock issuable or legal certification under Section 4(b) above; and

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(c) The Debtors shall fail to comply with any of the conditions set forth in Section 4(d) above.

6. Lender Agreements. Provided that no Forbearance Default shall have occurred, the Debtors shall be allowed to issue preferred equity securities and incur secured or unsecured indebtedness, and the Lender shall allow the sale of any of the assets of Next Frontier. Additionally, in the event the Debtors enter into a settlement or any similar arrangement with any other lender on terms more favorable than those contained in this Agreement, this Agreement shall automatically be amended by (x) substituting the form, mix and terms of such settlement and (y) incorporating by reference, mutatis mutandis, such terms in lieu of the terms contained herein.

7. Conditions of Effectiveness. This Agreement shall be effective as of the date first above written upon Lender receiving one copy of this Agreement executed by the Debtors and shall be void and of no effect if Lender does not receive a fully-executed copy within seven (7) days of delivery of its counterpart hereto.

8. Debtors’ Representations and Warranties. Each of the Debtors hereby represent and warrant to Lender as follows:

(a) this Agreement and the Transaction Documents are and shall continue to be legal, valid and binding obligations of each of the Debtors who are parties thereto and are enforceable against the Debtors in accordance with their respective terms;

(b) each of the Debtors has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; and this Agreement has been duly executed and delivered by each of the Debtors;

(c) each of the Debtors execution, delivery and performance of this Agreement shall not and will not (1) violate any law, rule, regulation or court order to which each such Debtor is subject, (2) conflict with or result in a breach of each such Debtor’s organizational documents or any agreement or instrument to which each such Debtor is a party or by which it or its properties are bound, or (3) result in the creation or imposition of any lien, security interest or encumbrance on any property of each such Debtor, whether not owned or hereafter acquired, other than liens and security interests in favor of Lender and Benuvia Holdings;

(d) Lender has and shall continue to have, until the condition under this Agreement are satisfied, a valid second priority lien and security interest in all property in which liens and security interests were granted to Lender by each of the Debtors as security for the Obligations, and each of the Debtors expressly reaffirms all liens and security interests granted to Lender pursuant to the Transaction Documents;

(e) the Recitals set forth in this Agreement are truthful and accurate and are operative parts of this Agreement;

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(f) each of the Debtors has no defense, counterclaim or offset with respect to (i) the Transaction Documents, or (ii) any lien or security interest granted to Lender, or (iii) the Obligations or any other amounts due to Lender pursuant to the Transaction Documents; and

(g) the Transaction Documents are in full force and effect and are hereby ratified and confirmed by each of the Debtors who are parties thereto.

9. Rights and Remedies. Upon the occurrence of a Forbearance Default or the expiration of the Forbearance Period, Lender may exercise any and all rights and remedies set forth in the Transaction Documents including, without limitation, Section 6.2 of the Security Agreement, and without limitation thereof shall be immediately entitled to enforce all of its rights and remedies under the Transaction Documents and applicable law. In the event of a Forbearance Default or in the event that the entirety of the Forbearance Fee or the entirety of the issuance of the Shares, or any portion thereof, is not delivered by the respective dates provided herein, the indebtedness represented by the Transaction Documents shall not be extinguished or reduced whatsoever and the Lender shall have the right to take any and all actions necessary or required to file the Confession of Judgment with any court of competent jurisdiction, in Lender’s sole and absolute discretion. Any partial cash payment of the Forbearance Fee or any partial issuance of the Shares shall be retained by the Lender in consideration of the fees for providing the forbearance evidenced by this Agreement and shall not relinquish the rights of the Lender or in any way reduce the amount of the indebtedness provided pursuant to the Transaction Documents.

10. Waivers. Each of the Debtors waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that it may have, as of the date hereof to contest (a) the occurrence of the Events of Default, or any other Event of Default the existence of which has not been disclosed to Lender as of the date of this Agreement, (b) any provision of the Transaction Documents or this Agreement, (c) the right of Lender to all of the rents, issues, profits and proceeds from the Collateral, (d) any matter acknowledged by the Debtors in Section 2 of this Agreement, and (e) the liens and security interests of Lender, including without limitation the validity, extent, priority, perfection and enforceability thereof, in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral.

11. DEBTORS RELEASE OF LENDER. EACH OF THE DEBTORS HEREBY RELEASES, REMISES, ACQUITS AND FOREVER DISCHARGES LENDER, AND LENDER’S MEMBERS, MANAGERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, CONSULTANTS, ATTORNEYS, FIDUCIARIES, SERVANTS, PARTNERS, PREDECESSORS, SUCCESSORS AND ASSIGNS, SUBSIDIARY COMPANIES, PARENT COMPANIES, AND RELATED COMPANY DIVISIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED PARTIES”), FROM ANY AND ALL ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, OBLIGATIONS, DAMAGES AND EXPENSES OF ANY AND EVERY CHARACTER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, OF WHATSOEVER KIND OR NATURE, FOR OR BECAUSE OF ANY MATTER OR THINGS DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES PRIOR TO AND INCLUDING THE DATE OF THIS AGREEMENT, AND IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO THE TRANSACTION DOCUMENTS, THIS AGREEMENT AND THE DEFAULT LETTER (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED MATTERS”). EACH OF THE DEBTORS ACKNOWLEDGES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

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12. Expenses. Debtors shall pay all costs, fees and expenses incurred by Lender (including the costs, fees and expenses of Lender’s counsel and consultants) in connection with the negotiation, preparation and closing of this Agreement concurrently with the Debtors’ execution and delivery of this Agreement and this Agreement shall not be effective until such costs, fees, and expenses have been paid. Additionally, Debtors shall pay all costs, fees and expenses incurred by Lender (including the costs, fees and expenses of Lender’s counsel and consultants) from and after the date of this Agreement in connection with the administration and enforcement of this Agreement. All additional costs, fees and expenses shall be paid by Debtors within five (5) days after Debtor’s receipt of written notice of the amount due for such costs, fees and expenses incurred by Lender.

13. Entire Agreement. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. Each of the Debtors has not relied on any agreements or representations of Lender, except as specifically set forth in this Agreement. Each of the Debtors acknowledges that it is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

14. Presumptions. Each of the Debtors acknowledges that it has consulted with and been advised by counsel and such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement and has participated in the drafting hereof. Therefore, this Agreement shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Agreement or any part hereof to be drafted.

15. Further Assurance. Each of the Debtors shall execute such other and further documents and instruments as Lender may reasonably request to implement the provisions of this Agreement and to perfect and protect the interests of Lender created by or agreed upon in the Loan Documents and this Agreement.

16. Benefit of Agreement. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, any third-party beneficiary of this Agreement. Lender’s agreement to forbear with respect to or waive any default or event of default or to refrain from enforcing certain of its remedies does not in any manner limit each of the Debtors’ obligations to comply with, and Lender’s rights to insist upon compliance with, each and every one of the terms of the Transaction Documents and this Agreement, except as specifically modified in this Agreement.

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17. Notices. All notices, requests, demands, and other communications under this Agreement will be in writing and will be deemed to have been duly received (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the date sent by email (provided the sender does not receive a “bounce-back” of such electronic mail indicating that the transmission was either not sent or received by the recipient with confirmation of successful transmission), or (c) upon delivery by a reputable overnight delivery service for next Business Day delivery. Such notices, requests, demands and other communications will be addressed to the parties as follows:

If to Lender:	Jupiter Wellness, Inc.
1061 E. Indiantown Road, Suite 110
Jupiter, FL 33477
Attn: Brian John, CEO
Email: bjohn@jupiterwellness.com
With a copy to (which shall not
constitute notice):	Lucosky Brookman LLP
101 Wood Avenue South
Fifth Floor
Woodbridge, NJ
Email: sbrookman@lucbro.com; ahogan@lucbro.com

If to Debtors:	Next Frontier Holdings, Inc.
3950 N. Mays Street
Round Rock, TX 78665
Attn: Shannon Soqui, Executive Chairman
Email: ssoqui@benuvia.com

Any party may, from time to time, designate any other address to which any such notice to such party shall be sent.

18. Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

19. Governing Law, Jurisdiction, Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applied to contracts to be performed wholly within the State of Delaware. Any judicial proceeding brought against any of the Debtors with respect to this Agreement or any related agreement shall be brought only in a federal or state court located in the State of Delaware, and, by execution and delivery of this Agreement, each of the Debtors accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Debtors waives any objection to jurisdiction and venue of any action instituted hereunder in any of said courts located in the State of Delaware and in any such action shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Nothing herein shall affect the right to serve process in any manner permitted by Delaware law.

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20. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THE TRANSACTION DOCUMENTS OR THIS AGREEMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THERETO OR HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

21. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

22. Survival. All waivers and releases made by each of the Debtors contained in this Agreement shall survive the repayment in full of the Obligations and all other amounts due to Lender under the Transaction Documents.

23. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each party to this Agreement.

24. Counterparts; Electronic Transmission of Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by any electronic method of transmission shall be deemed to be an original signature hereto.

25. Lender’s Conduct. Each Debtor hereby acknowledges and admits that: (i) the Lender has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Purchase Agreements, the Notes, or any other Transaction Agreements; and (ii) that there are no other promises, obligations, understandings or agreements with respect to this Agreement, the Purchase Agreements, the Notes, or the Transaction Agreements, except as expressly set forth herein, or in the Purchase Agreements, the Notes, and other Transaction Agreements.

26. Indemnification. Each Debtor shall indemnify and save the Lender harmless from and against every claim, demand, liability, cost, loss, charge, suit, judgment, award, fine, penalty, and expense which the Lender may pay, suffer, or incur in consequence of having executed or delivered this Agreement or any documents executed in connection with this Agreement, including, but not limited to, court costs, mediation and facilitation fees and expenses, fees and expenses of attorneys, accountants, inspectors, experts, and consultants, whether on salary, retainer or otherwise, and the expense of procuring, or attempting to procure, release from liability, or in bringing suit to enforce the obligation of it under this Agreement or any documents executed in connection with this Agreement. In the event the Lender deems it necessary to respond to, make an investigation of, or settle, defend, or compromise a claim, demand or suit, each Debtor acknowledges and agrees that all expense attendant to such response, investigation, settlement, defense, and compromise, whether incurred internally or otherwise, is included as an indemnified expense and shall be paid by the Debtors to the Lender on demand. In the event of payments by the Lender, the Debtors agree to accept a voucher, affidavit, or other evidence of such payments as prima facie evidence of the propriety thereof, and any of the Debtor’s liability therefor to the Lender.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been duly executed effective as of the day and year first above written.

LENDER:

JUPITER WELLNESS, INC.

By:
Name:	Brian John
Title:	CEO

DEBTORS:

NEXT FRONTIER HOLDINGS, INC.

By:
Name:	Shannon Soqui
Title:	Executive Chairman

BENUVIA THERAPEUTICS IP LLC

By:
Name:	Shannon Soqui
Title:	Manager

BENUVIA MANUFACTURING INC.

By:
Name:	Shannon Soqui
Title:	Executive Chairman

BENUVIA THERAPEUTICS LLC

By:
Name:	Shannon Soqui
Title:	Manager

SP-1

BENUVIA MANUFACTURING, LLC

By:
Name:	Shannon Soqui
Title:	Manager

BENUVIA, INC.,
f/k/a Next Frontier Pharmaceuticals, Inc

By:
Name:	Shannon Soqui
Title:	Manager

ENOTRIA, INC.,
f/k/a Next Frontier Brands US, Inc.

By:
Name:	Shannon Soqui
Title:	Executive Chairman

TREEHOUSE BIOSCIENCES, INC.,

By:
Name:	Shannon Soqui
Title:	Executive Chairman

SP-2

EXECUTED AS A DEED BY NEXT FRONTIER BRANDS EUROPE LTD. ACTING BY A DIRECTOR IN THE PRESENCE OF A WITNESS

By:
Name:	Shannon Soqui
Title:	Director

Witness Signature:
Witness Name:	Susan Wiest
Witness Address:	248 Ridgeway Rd, Lake Oswego, Oregon 97034
Witness Occupation:	Executive Administrator

EXECUTED AS A DEED BY BIOTANICA LTD. ACTING BY A DIRECTOR IN THE PRESENCE OF A WITNESS

By:
Name:	Shannon Soqui
Title:	Director

Witness Signature:
Witness Name:	Susan Wiest
Witness Address:	248 Ridgeway Rd, Lake Oswego, Oregon 97034
Witness Occupation:	Executive Administrator